TAXES ON INCOME	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
TAXES ON INCOME

NOTE 15 – TAXES ON INCOME

a.	Tax laws applicable to the Company and the Subsidiary:

Nuvo Group Ltd. is taxed under the Israeli income tax laws. The Israeli corporate income tax rate was 23% in 2023 and thereafter. The Company’s subsidiary in the U.S. is subject to U.S. federal tax at the flat rate of 21% in 2023 and thereafter. The Company’s subsidiary is separately taxed in the state jurisdictions it is doing business in for income tax purposes.

b.	Carry forward tax losses:

Nuvo Group Ltd. has accumulated losses for tax purposes in Israel of approximately $74,442 as of December 31, 2023 which may be carried forward and offset against future taxable income for an indefinite period.

As of December 31, 2023, the U.S. carryforward losses were $2,247. These losses may be carried forward and offset against future taxable income for an indefinite period.

c.	Tax assessments:

Tax assessments filed by the Company in Israel through the year ended on December 31, 2017 are considered to be final and tax assessments filed by the Subsidiary in the United States through the year ended on December 31, 2019 are considered to be final.

d.	Deferred taxes:

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2023 and 2022, the Company has provided a full valuation allowance in respect of deferred income tax assets. Management currently believes that it is more likely than not that the deferred income taxes regarding the carry forward tax losses and regarding other temporary differences will not be realized in the foreseeable future.

Significant components of the Company’s deferred income tax assets are as follows:

	December 31,
	2023	2022
Carry forward tax losses	$17,594	$17,372
Research and development expenses, net	1,670	1,835
Convertible loans	1,141	483
Other temporary differences	80	144
	$20,485	$19,834
Less - valuation allowance	(20,485)	(19,834)
	$-	$-

Valuation allowance
Balance at beginning of year	$19,834	$16,212
Losses during the year	651	3,622
Balance at end of year	$20,485	$19,834

e.	Current taxes on income

The main reconciling item between the statutory tax rate of the Company and the effective tax rate is the change in valuation allowance in respect of tax benefits from carried forward tax losses due to uncertainty of the realization of such tax benefits.

The changes in the valuation allowance for the years ended December 31, 2023, 2022, and 2021 were as follows:

	December 31,
	2023	2022	2021
Balance at the beginning of the year	$19,834	$16,212	$12,491
Changes during the year:
Losses during the year (including foreign exchange rate effect)	651	3,622	3,721
Balance at the end of the year	$20,485	$19,834	$16,212

f.	Accounting for Uncertain Tax position

The following is a reconciliation of the total amounts of the Company’s uncertain tax positions during the year ended December 31, 2023 and 2022:

	December 31,
	2023	2022
Balance at the beginning of the year	$1,180	$413
Increase in uncertain tax position because of tax positions taken during the year:	(1,040)	767
Balance at the end of the year	$140	$1,180

Tax years as early as 2020 remain open and are subject to examination in the Company’s principal tax jurisdictions. The Company does not expect a significant change to its net unrecognized tax benefits over the next 12 months. No interest and penalties were recognized in the Consolidated Statement of Operations for the year ended December 31, 2023 or 2022, and there were no interest and penalties recognized in the statement of financial position as of December 31, 2023 and 2022. The Company classifies income tax related interest and penalties as income tax expense.